QUAKER® INVESTMENT TRUST	Supplement dated September 29, 2008

To the Prospectus Dated October 29, 2007 for the
QUAKER MID-CAP VALUE FUND (THE “FUND”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

On August 22, 2008, the Quaker Investment Trust’s Board of Trustees approved the hiring of Kennedy Capital Management, Inc. as investment sub-adviser to the Fund and approved the termination of Global Capital Management, Inc. as investment sub-adviser to the Fund.

Effective October 1, 2008, information pertaining to Global Capital Management, Inc. and its management of the Fund is deleted from the Prospectus.

Effective October 1, 2008, the following replaces footnote two to the Shareholder Transaction Expenses table in the section entitled, “Risk and Return Summary” on page 29 of the Prospectus:

(2) Management fees include a subadvisory fee of 0.75 % of the average daily net assets of the Fund on assets up to $50 million and 0.70 % of the average daily net assets of the Fund on assets above $50 million.

Effective October 1, 2008, the following is added to the section entitled, “Management of the Funds” on page 42 of the Prospectus:

Kennedy Capital Management, Inc. (KCM), located at 10829 Olive Boulevard, Suite 100, St. Louis, MO 63141, serves as the sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, KCM is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small and mid cap domestic equities. As of June 30, 2008, the firm had approximately $3.7 billion of assets under management and it is 99% employee owned.

The following individual is primarily responsible for the day-to-day management of the Fund:

Joseph G. Kinnison, CFA, a Vice President, is the Portfolio Manager of the Mid Cap Value portfolios. Immediately prior to joining KCM, Joe was a principal and portfolio manager at Tice Asset Management, a long/short hedge fund. For the previous six years, Joe worked for American Express Financial Advisors as an equity analyst in the asset management group, then a short analyst and portfolio manager in the hedge fund group. He has an MS from the University of Wisconsin - Madison in Finance, Investment, and Banking, and Joe graduated magna cum laude from Rockhurst College with a BSBA degree in Economics and Finance.

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